SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20.  SUBSEQUENT EVENTS

Effect of COVID-19

Since December 2019, China has experienced an outbreak of COVID-19, a disease caused by a novel and highly contagious form of coronavirus. The severity of the outbreak in certain provinces resulted in travel restrictions, quarantine and social distancing measures imposed by the local governments across China and materially affected general commercial activities in China. The COVID-19 outbreak made it difficult to carry out our marketing activities to promote our products and services to potential customers and gave rise to sudden significant changes in regional and global economic conditions that could interfere with purchases of products or services. We currently are unable to predict the duration and severity of the spread of the COVID-19, and responses thereto, and the impact on our business, results of operations, financial condition, cash flows and liquidity, as these depend on rapidly evolving developments, which are highly uncertain and will be a function of factors beyond our control, such as the continued spread or recurrence of contagion, the implementation of effective preventative and containment measures, the development of effective medical solutions, financial and other market reactions to the foregoing, and reactions and responses of communities and societies.

Any similar future outbreak of a contagious disease, other adverse public health developments in China and around the world, or the measures taken by the governments of China or other countries in response to a future outbreak of a contagious disease may restrict economic activities in affected regions, resulting in reduced business volume, temporary closure of our facilities and offices or otherwise disrupt our business operations and adversely affect our results of operations.

Acquisition of NBpay Investment Limited

On March 3, 2020, the Company acquired NBpay Investment Limited and its PRC subsidiary Beijing Kuali Yitong Technology Co., Ltd. (collectively, “NBpay Group”) in exchange for 761,789,601 newly issued ordinary shares of the Company.

NBpay Group is a Blockchain-Based Payment Business. The former shareholder of NBpay and the seller in the acquisition, Mr. Kaiming Hu, is the solely shareholder of the Company. Mr. Hu holds approximately 26.5% of all the issued and outstanding shares of the Company immediately after the closing of the acquisition. According to unaudited financial statements of NBpay Group provided the Company pursuant to the Share Purchase Agreement dated March 2, 2020, the unaudited assets of NBpay, which are subject to change based upon a completion of an audit, were approximately $144 at February 28, 2020, consisting principally cash and cash equivalents, and the unaudited stockholders’ deficit was approximately $55,404.

Change of the ADS-to-Share ratio

On May 1, 2020, the Company decided to change the ADS-to-Share ratio from the existing ratio of one (1) ADS to one hundred eighty (180) Shares to a new ratio of one (1) ADS to three hundred sixty (360) Shares.

Announced Private Placement

On May 20, 2020, the Company announced that it has entered into a share purchase agreement regarding a private placement of US$1 million. Pursuant to the share purchase agreement dated May 19, 2020, the Company will issue and sell 300,000,000 ordinary shares to Universal Hunter (BVI) Limited, an existing shareholder of the Company, for a cash consideration of US$1 million. After the closing of this transaction, Universal Hunter (BVI) Limited will hold approximately 11.4% of the issued and outstanding ordinary shares of the Company.